Lease	9 Months Ended
Sep. 30, 2024
Lease
Lease

Note 10 – Lease

The Company has obligations as a lessee for office and warehouse space with initial non-cancellable terms in excess of one year. The Company classified the lease as an operating lease. The lease contains a renewal option for a period of five years. Because the Company is certain to exercise the renewal option, the optional period is included in determining the lease term, and associated payments under the renewal option are included in the lease payments. The Company’s lease does not include termination options for either party to the lease or restrictive financial or other covenants. Payments due under the lease include fixed payments plus a variable payment. The Company’s lease requires it to make variable payments for the Company’s proportionate share of building’s property taxes, insurance, and common area maintenance. These variable lease payments are not included in lease payments used to determine lease liability and are recognized as variable costs when incurred.

Amounts reported on the balance sheet as of September 30, 2024, were as follows:

Schedule of lease information
Operating lease ROU asset	$541,468
Operating lease liability - Short-term	$116,253
Operating lease liability - Long-term	$440,298
Remaining lease term	5 years 3 months
Discount rate	6%

Amounts disclosed for ROU assets obtained in exchange for lease obligations and reductions of ROU assets resulting from reductions of lease obligations include amounts reduced from the carrying amount of ROU assets resulting from deferred rent.

Maturities of lease liabilities under non-cancellable operating leases at September 30, 2024 are as follows:

Schedule of maturities of lease liabilities
2024	$28,418
2025	$116,458
2026	$110,305
2027	$103,897
2028	$97,861
Thereafter	$99,611